                                                                   EXHIBIT 10.14

EQUIPMENT SCHEDULE NO. 02, dated November 12, 1997, to Master Lease Agreement,
                       --        -----------------
dated

June 18, 1997, between THE CIT GROUP/EQUIPMENT FINANCING, INC. ("Lessor")
-------------

and

Staodyn, Inc. ("Lessee").
-------------
This Equipment Schedule incorporates the terms and conditions of the above-referenced Master Lease Agreement.

This is Originally Executed Copy No. 1 of 1 originally executed copies. Only
                                    --   --
transfer of possession by Lessor of Originally Executed Copy No. 1 shall be effective for purposes of perfecting an interest in this Schedule by possession.

The Equipment listed on this Schedule will be located at

5802 Breckenridge Parkway    Tampa  Hillsborough       FL            33610
------------------------------------------------------------------------------
Address                      City   County             State         Zip Code


LEASE TERM: The term of this Lease for the items described in this Schedule shall be 60 months.
         --

RENTALS: For said term or any portion thereof, Lessee shall pay to Lessor the stated aggregate rentals, of which $3,050.47 is herewith paid in advance and the
                                   ---------
balance of the rentals is payable in 59 equal, successive, monthly payments as
                                     --
stated, of which the first is due on the first monthly rental date set forth below, and the others on a like date of each month thereafter, until fully paid.


Item                                       Description of Equipment                              Aggregate     Monthly
 No.                     (Include make, kind of unit, year, model and serial number.)             Rental       Rental
------------------------------------------------------------------------------------------------------------------------
1               One IBM AS/400 computer system with serial number 620-2179 together              $151,000.00   $3,050.47
                with all additions, attachments and replacements thereto and proceeds thereof.
------------------------------------------------------------------------------------------------------------------------




           Date        Date of          Renewals         Purchase
Item    Lease Term  First Monthly  (No. of Years and      Option
No.     Commences      Rental      Amount per Year)        Price
------------------------------------------------------------------

1       12/18/97     12/18/97        n/a                   $1.00
------------------------------------------------------------------

The Lease term commences on 12-18-97.
                            --------

The first Monthly Rental is due on 12-18-97.
                                   --------

The Lease term may be renewed for _______ months with the Monthly Rental for such renewal term of n/a .
                     ----
The Lessee has the option to purchase the Equipment as of the last day of the initial Lease term for $1.00.
                       -----

Special Provisions Instructions



ACCEPTED:

LESSEE:

Staodyn, Inc.
-------------

By /s/ Michael J. Newman           Title V.P. - Finance
  ----------------------                 ---------------



LESSOR:

The CIT Group/Equipment Financing, Inc.
---------------------------------------

By /s/ Undrae L. Mitchell          Title CREDIT ANALYST
  -----------------------                --------------

                                    RIDER A
              TO EQUIPMENT SCHEDULE NO. 2 DATED NOVEMBER 12, 1997
             TO MASTER LEASE AGREEMENT DATED JUNE 18, 1997 BETWEEN
             THE CIT GROUP/EQUIPMENT FINANCING, INC. AS LESSOR AND
                            STAODYN, INC., AS LESSEE

Lessee represents, warrants and agrees that as long as there is any obligations owing by the Lessee to Lessor:

1. The Lessee shall not have the right to prepay the indebtedness due under the Lease, in whole or in part, at any time during the first loan year.

2. The Lessee shall have the right to prepay the indebtedness due under the Lease in whole but not in part, during the second, third, or fourth lease years, provided that Lessee gives Lessor at least 30 days prior written notice of its intention to prepay and in addition to the prepayment of all principal, accrued interest, late charges and other amounts due under the Lease, Lessee pays a prepayment fee equal to:

     (a) five percent (5%) of the principal prepaid if such prepayment occurs during the fourth lease year,

     (b) four percent percent (4%) of the principal prepaid if such prepayment occurs during the third lease year,

     (c) three percent (3%) of the principal prepaid if such prepayment occurs during the second lease year,

     (d) two percent (2%) of the principal prepaid if such prepayment occurs during the first lease year.

3. The term "lease year" as used herein, shall mean a period of twelve (12) consecutive months. The first lease year shall commence 12-18-97. Subsequent
                                                        --------
lease years shall run consecutively, each commencing on the anniversary of the first lease year.

STAODYN, INC.                       THE CIT GROUP/EQUIPMENT
                                    FINANCING, INC.

By:   MICHAEL J. NEWMAN             By:   UNDRAE L. MITCHELL
   ----------------------              ---------------------
Title: V.P - Finance                Title: Credit Analyst
      -------------------                 ------------------
Date:  12/2/97                      Date:  12/18/97
     --------------------                -------------------

                                  BILL OF SALE
                                       TO
                    THE CIT GROUP/EQUIPMENT FINANCING, INC.

KNOW ALL MEN BY THESE PRESENTS THAT: The Undersigned, a corporation with a principal place of business at 1225 Ken Pratt Blvd. Longmont, CO 80502 (herein
                               ---------------------------------------
called the "Seller"), for and in consideration of the sum of One Dollar ($1) and other good and valuable consideration, receipt of which is hereby acknowledged, does hereby grant, sell, assign, transfer, and set over unto The CIT Group/Equipment Financing, Inc., a New York corporation (herein called the "Buyer"), its successors and assigns, all right, title, and interest of the Seller in and to the personal property described below (and, if any additional page is annexed hereby as Exhibit A, listed and described in said Exhibit A) together with all parts and accessories attached thereto (all such personal property, parts, and accessories attached thereto (all such personal property, parts, and accessories being here collectively called the "Equipment"), TO HAVE AND TO HOLD for its and their own use and benefit forever.

Quantity  Manufacturer  Model/Feature   Serial Number  Description Cost Per Unit
--------  ------------  -------------   -------------  ----------- -------------
1         IBM           AS/400 computer 620-2179                   $151,000.0
                         system



The Seller hereby represents and warrants to the Buyer, its successors and assigns: (i) that the Equipment is new and unused; (ii) that the Seller has full legal and beneficial title to the Equipment and the good and lawful right to sell the same; and (iii) that good and marketable title to the Equipment is hereby duly vested in the Buyer free and clear of all claims, liens, encumbrances, and rights of others of any nature. The Seller hereby covenants and agrees to defend such title forever against all claims and demands whatsoever.

IN WITNESS WHEREOF, the Seller has caused this Bill of Sale to be executed and delivered by its duly authorized officer on ______________________.


Seller:

Staodyn, Inc.
----------------------------------------------------------
By /s/ Michael J. Newman       Title V.P. - Finance
  -----------------------           ----------------------


(CORPORATE SEAL)

                                   AFFIDAVIT

To:  The CIT Group/Equipment Financing, Inc.
     900 Ashwood Parkway, Suite 600
     Atlanta, GA 30338



Staodyn, Inc. does hereby certify that, upon proper execution of the certain Equipment Schedule No. 2 dated November 12, 1997, to Master Lease Agreement, dated June 18, 1997, between Staodyn, Inc., Lessee and The CIT Group/Equipment Financing, Inc., as Lessor, the equipment described below was owned free and clear by Lessee.


                                   Equipment

One (1) IBM AS/400 computer system with Serial Number 620-2179 together with all additions, attachments and replacements thereto and proceeds thereof.



                                               Staodyn, Inc.

                                               By: /s/ Michael J. Newman
                                                  ----------------------
                                               Title: V.P. - Finance
                                                     -------------------

State of  Colorado
         -----------
County of Boulder
          ----------

Sworn to and subscribed before me this 6th day of December, 1997.
                                       ---        --------

/s/ Joanne M. Roth                               12-7-97
--------------------------                -----------------------
Notary Public                             My commission expires

                     DELIVERY AND INSTALLATION CERTIFICATE


To: THE CIT GROUP/EQUIPMENT FINANCING, INC.

900 Ashwood Parkway
----------------------------------------------
Address

Atlanta                  GA           30338
----------------------------------------------
City                     State        Zip Code



The undersigned hereby certifies that all of the goods, chattels and equipment (all hereinafter called "equipment") described in the Equipment Schedule No. 2 dated November 12, 1997 to Master Lease Agreement dated June 18, 1997 between The CIT Group/Equipment Financing, Inc. as Lessor and the undersigned as Lessee, (the "Lease") have been furnished to the undersigned at the location designated in the Lease, that delivery and installation of the equipment have been fully completed as required, and that the equipment has been inspected and accepted by the undersigned as satisfactory on November 17, 1997. The undersigned
                                   -----------------
understands that you are relying on the foregoing certification in your purchase of the equipment described in the Lease and, to induce you to purchase the equipment, the undersigned agrees to settle all claims, defenses, setoffs and counterclaims it may have with

Data Systems International ("Seller") directly with the Seller and will not set
--------------------------
up any thereof against you, that its obligation to you is absolute, and that you are neither the manufacturer, distributor nor seller of the equipment and have no knowledge or familiarity with it.

One IBM AS/400 computer system with serial number 620-2179 together with all additions, attachments, replacements thereof and proceeds thereto.



Dated:   11-17-97
      ------------
LESSEE:

Staodyn, Inc.
----------------------------------------------
Name of individual, corporation or partnership

By Michael J. Newman               Title   V.P. - Finance
  ------------------------              ------------------
  If corporation, have signed by President, Vice President or Treasurer, and give official title.
  If owner or partner, state which.

                                                                11/12/97
                                                           -----------------
                                                            Date

THE CIT GROUP/EQUIPMENT FINANCING, INC.

900 Ashwood Parkway
-------------------

Atlanta, GA 30338
-------------------

Gentlemen:

You are irrevocably instructed to pay to each of the parties named below the amounts set forth opposite each of their names in connection with your acquisition of the property covered by Equipment Schedule Number 2 dated November 12, 1997 to Master Lease Agreement dated June 18, 1997, between us as follows:

Payee Name                     Amount
------------------------------------------
Staodyn, Inc.                 $ 22,650.00

Data Systems International    $128,350.00


Total                         $151,000.00



Very truly yours,

STAODYN, INC.

By: /s/ Michael J. Newman
   ----------------------

                         LANDLORD'S WAIVER AND CONSENT

  For use with retail transactions where CIT is Lessor in all States except
                            Arizona and California

                                                           12/11/97
                                                         -------------
TO:                                                      DATE

THE CIT GROUP/EQUIPMENT FINANCING, INC.

900 Ashwood Parkway
-------------------------------------------------------
Address

Atlanta                  GA                    30338
-------------------------------------------------------
City                     State                 Zip Code

In consideration of the lease (the "Lease") by The CIT Group/Equipment Financing, Inc. ("CIT") to

Staodyn, Inc.
------------------------------
Lessee

of the following described personal property: (FULL DESCRIPTION OF PERSONAL PROPERTY)

One IBM AS/400 computer system with serial number 620-2179 together with all additions, attachments, replacements thereto and proceeds thereof.



hereinafter referred to as "Collateral," now installed, to be installed or kept at:

5802 Breckenridge Parkway         Tampa              FL               33610
-----------------------------------------------------------------------------
ADDRESS                           CITY              STATE            ZIP CODE

(hereinafter called the "Premises"), the undersigned landlord of the Premises by these presents consents to the installation of the Collateral on the Premises and does waive and relinquish to CIT and its assigns all right of levy for rent and all claims and demands of every kind against the Collateral, installed or to be installed or kept at the Premises, at any such time as there are any obligations or indebtedness owing by Lessee to CIT under the Lease or under any present or future agreement between Lessee and CIT. The undersigned agrees that the Collateral shall not become part of the freehold and may be repossessed by CIT and its assigns at any time.

WITNESS the hand and seal of the undersigned landlord the day and year above written.


Roycom Summit REIT
-----------------------------
Landlord

                                             Property Manager as Agent for
By [SIGNATURE ILLEGIBLE]              Title  Roycom Summit REIT
  ----------------------                    ------------------------------
  If corporation, have signed by President, Vice President or Treasurer and give official title.
  If owner or partner, state which.

5411 Beaumont Center Blvd. #755
--------------------------------
Address

Tampa         FL       33634
--------------------------------
City          State   Zip Code

Signed, sealed and delivered in the presence of:

Demetra Elliott
----------------
Witness

207 Fairfield St., Oldsmar, FL 34677
-------------------------------------
Home Address

Dawn M. Szenas
----------------
Witness

7209 Five Point Cr., #302 Tampa, FL 33634
-----------------------------------------
Home Address


                  EXECUTE APPLICABLE ACKNOWLEDGMENT OR PROOF.

                                ACKNOWLEDGMENTS

NOTARY PUBLIC SHOULD ALWAYS AFFIX OFFICIAL SEAL AFTER ASCERTAINING THAT ACKNOWLEDGMENT IS MADE CORRECTLY. FOR EACH TRANSACTION, USE AN ORIGINAL FOR EACH RECORDING REQUIRED, ONE MORE ORIGINAL FOR THE CIT GROUP/EQUIPMENT FINANCING, INC., AND A COPY FOR THE LANDLORD.

      ACKNOWLEDGMENT BY INDIVIDUAL OR PARTNER (EXCEPT IN SOUTH CAROLINA)

STATE OF    Florida,                 COUNTY OF  Hillsborough,            SS.:
         ---------------------------           ------------------------

I, Demetra Elliott , a Notary Public duly qualified in and for said County and
  -----------------
State, do hereby certify that on  December 11, 1997  , in  405 N. Reo St., #160
                                ---------------------    ----------------------
Tampa, FL 33609 (place) in said County, before me personally appeared _________.
---------------

FOR INDIVIDUAL

to me personally well known as and to be the identical person named and described in and party to and who executed in his (her) own proper handwriting and whose name is subscribed to the within and foregoing and annexed instrument of writing bearing date as therein indicated, and produced and delivered the same before me and who, upon being first duly sworn by me, stated that (s)he knows the contents of said instrument and acknowledged that (s)he signed, sealed, executed and delivered the same as and to be his (her) free, lawful and voluntary act and deed for the uses, purposes and consideration therein mentioned and contained and set forth.

Given under and witness my hand and official seal the day and year in this certificate first above written.

Notary Seal  [DEMETRA ELLIOTT SEAL]       Notary Public /s/ Demetra Elliott
                                                       ---------------------

FOR PARTNERSHIP

to me personally well known and known as and to be a member of the partnership of __________________________________ and the identical person described in and party to and who executed in said partnership name the within and foregoing and annexed instrument of writing bearing date as therein indicated, and produced and delivered the same before me, who, upon being first duly sworn by me, stated that (s)he knows the contents of said instrument and (s)he duly acknowledged to me that (s)he signed, sealed and delivered the same in said partnership name as and for and to be his (her) and said partnership's free, lawful and voluntary act and deed for the uses, purposes and consideration therein mentioned and contained and set forth.

Given under and witness my hand and official seal the day and year in this certificate first above written.

Notarial Seal                                   Notary Public __________________



Notary Public in and for __________________ County, State of ___________________

Residing at ____________________________________________________________________


                                              My Commission expires
       __________________________________ ACKNOWLEDGMENT BY CORPORATION
               EXCEPT IN DISTRICT OF COLUMBIA AND SOUTH CAROLINA



STATE OF _________________________ COUNTY OF _______________________________ SS:

I hereby certify that on ____________________ in ____________________ (place) in said County, before me ______________________, a Notary Public duly qualified in
                       Name of Notary Public

and for the County of __________________, State of _________________, personally appeared ________________________________, to me personally well known to be the
            Name of Officer who Signed

identical person who signed the within and foregoing instrument of writing in his (her) own proper handwriting and well known to me to be and who has acknowledged himself (herself) to be the ____________________________________ of
                                                   Title of Officer

______________________________________, the corporation which executed the same,
         Name of Corporation

and produced and delivered the same before me, and who, being by me first duly sworn, did say that (s)he is such officer of the aforesaid corporation, the within named landlord; and being authorized so to do, executed the foregoing instrument; that (s)he was duly authorized to execute said instrument for and in the name of said corporation and make this acknowledgment;

that (s)he knows the contents of said instrument; that (s)he resides at _______________________________; that (s)he knows the seal of said corporation; that the seal affixed to said instrument is the corporate seal of said corporation; that said instrument was signed, sealed and delivered on behalf of said corporation by authority of its by-laws or by resolution of its Board of Directors, and said __________________________________________________ (person)
acknowledged that (s)he executed said instrument as his (her) free, true and lawful act and deed and the free, true, lawful and corporate act and deed of said corporation, in pursuance of said authority by him (her) in his (her) said capacity and by said corporation voluntarily executed for the uses, purposes and consideration therein mentioned and contained and set forth, by signing the name of the corporation by himself (herself) as such officer.

Witness my hand and official seal the day and year in this certificate first above written.

_________________________________________________________________ NOTARY PUBLIC

Notary Public in and for __________________ County, State of ___________________

Residing at ____________________________________________________________________





Notarial Seal                            My Commission expires _________________

                                         CORPORATE ACKNOWLEDGMENT


DISTRICT OF COLUMBIA, SS.: I, ___________________ a Notary Public in and for the

District of Columbia, do hereby certify that _____________________, who is named in the above instrument as attorney in fact for _____________________________, a corporation, the corporate party to a certain instrument of waiver and consent bearing date on _____________________, and hereto and hereto annexed, personally appeared before me in said District, who being personally well known to me as the person named in the above instrument as attorney in fact for the said corporation, acknowledged the said waiver and consent to the corporate act and deed of said corporation and that he delivered the same as such.

Given under my hand and seal this date ________________________________________.


____________________________________________ NOTARY PUBLIC, DISTRICT OF COLUMBIA


Notarial Seal




                         PROOF BY SUBSCRIBING WITNESS


STATE OF SOUTH CAROLINA

COUNTY OF _____________________.

Before me, the undersigned notary public, personally appeared the undersigned witness, who, being sworn, deposed and said that (s)he saw _____________________
                                                             Name of Landlord
by __________________________________ its ________________________________ sign,
     Person who signed for Landlord          Title of person who signed

seal and deliver the foregoing instrument and that (s)he, together with the other witness subscribing above, witnessed the execution thereof.


                                                                          5 of 6

SWORN TO and subscribed before me on ____________________________



_________________________________________________________________
Witness


_________________________________________________________________
Home Address



                              Notary Public ____________________________________

Notarial Seal                 Notary Public for ________________________________

                              My Commission expires ____________________________



                                                                     Page 6 of 6